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                                                                     EXHIBIT 11



[LOGO]                      515 South Flower Street          Phone: 213 977 3200
                         Los Angeles, California 90071

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Independent Auditors" and "Financial Statements", and to the use of our report dated August 19, 1996, in Post-Effective Amendment No. 3 to the Registration Statement and related Statement of Additional Information of Time Horizon Funds.


                                        /s/ Ernst & Young LLP



Los Angeles, California
October 29, 1996